UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                November 29, 2000
                Date of Report (Date of earliest event reported)

                             Macrovision Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                    000-22023                77-0156161
(State or other jurisdiction of       (Commission           (I.R.S. employer
incorporation or organization)          File No.)         identification number)

                               1341 Orleans Drive
                           Sunnyvale, California 94089
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On November 29, 2000, the Board of Directors of Macrovision Corporation (the "Registrant") approved an amendment to the Registrant's insider trading policy to permit its officers, directors and other insiders to enter into trading plans or arrangements for the sale of the Registrant's stock complying with Rule 10b5-1 adopted by the Securities and Exchange Commission on October 23, 2000.

      The Registrant anticipates that several of its officers, directors and other insiders may establish trading plans or arrangements complying with Rule 10b5-1 and that not more than an aggregate of 5% of the outstanding shares of the Registrant might be sold pursuant to such plans or arrangements in any twelve-month period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Macrovision Corporation
                                              (Registrant)


Date: December 8, 2000                    By: /s/ Ian R. Halifax
                                              ----------------------------------
                                              Ian R. Halifax
                                              Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer


                                       3